EXECUTION COPY

FIRST AMENDMENT AND WAIVER TO
AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT AND WAIVER dated as of May 22, 2008 (this “Amendment”) to the Amended and Restated Customer Credit Agreement dated as of July 30, 2007 (the “Credit Agreement”) between SIRIUS SATELLITE RADIO INC., a corporation organized under the laws of Delaware (“Customer”), and SPACE SYSTEMS/LORAL, INC., a corporation organized under the laws of Delaware (“SS/L”).

WITNESSETH:

WHEREAS, Sirius has requested an amendment and a waiver to the Credit Agreement; and

WHEREAS, SS/L has agreed to the requested amendment and waiver on the terms and conditions, and subject to making certain other amendments to the Credit Agreement, in each case as set forth herein.

NOW THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby, except that, for the avoidance of doubt, references to “the date hereof” or other similar references contained in the Credit Agreement shall mean the date of the Credit Agreement, and not the Amendment.

SECTION 2. Mandatory Prepayment. Section 2.06(b)(1)(B) of the Credit Agreement is hereby amended by replacing “May 31, 2008” with “September 30, 2008.”

SECTION 3. No Material Adverse Change. Section 4.02(a) is hereby amended by adding a new clause (f) to the first sentence thereof, which clause (f) shall read as follows: “or (f) Customer’s prospect in obtaining the FM-6 License, including without limitation, the prospect of obtaining the FM-6 License with conditions that are not more onerous to Customer, in any material respect, than those relating to the FM-5 License.”

SECTION 4. Waiver. SS/L hereby waives its right to terminate the Commitment as a result of the letter (the “May Letter”) dated May 15, 2008 from the FCC to Customer dismissing Customer’s application for the FM-6 License without prejudice (the “Dismissal without Prejudice”). Such waiver is being made in reliance upon the representations made by Customer in Section 5 below, as well as Customer’s express acknowledgement and agreement that except as expressly provided in this Section 4, this waiver is being made without prejudice to any of the rights and remedies of the Lender under any Loan Document, including without limitation, its rights under Section 2.06(b)(1)(B) with respect to any future dismissal by the FCC of Customer’s new application for the FM-6 License.

SECTION 5. Certain Representations and Warranties. Customer hereby represents and warrants to SS/L as follows:

(a) The Dismissal without Prejudice has not adversely affected Customer’s prospect for obtaining the FM-6 License and that Customer will promptly following the date of this Amendment, file a new application with the FCC for the FM-6 License, which application will be in conformity with the requirements set forth in the May Letter.

(b) After giving effect to the provisions of this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 6. Miscellaneous Provisions.

(a) This Amendment shall be considered a “Loan Document” for all purposes of the Credit Agreement.

(b) Except as expressly set forth herein, this Amendment shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Loan Document and all such terms and conditions shall remain in full force and effect..

SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

SIRIUS SATELLITE RADIO, INC.

By: /s/ Patrick Donnelly
Name: Patrick Donnelly
Title: EVP & General Counsel

SPACE SYSTEMS/LORAL, INC.

By: /s/ Richard P. Mastoloni
Name: Richard P. Mastoloni
Title: Senior Vice President and
Treasurer

We acknowledge the foregoing and confirm our Subsidiary Guarantee.

Satellite CD Radio, Inc.

By: /s/ Patrick Donnelly
Name: Patrick Donnelly
Title: President